Exhibit 99.1

First Quarter 2015 Investor Presentation May 21, 2015

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation 3 HCC Overview

See Notice About This Presentation Overview 4 Leading specialty insurance underwriter Over 100 diverse, largely non-correlated lines of business Industry leading combined ratio Consistent, top-tier financial results and value creation regardless of market cycles Assets of $11.0 billion, shareholders’ equity of $3.9 billion and market capitalization of $5.4 billion as of 3/31/15

See Notice About This Presentation Strong Balance Sheet AA (Very Strong) from Standard & Poor’s A+ (Superior) from A.M. Best AA (Very Strong) from Fitch Ratings A1 (Good Security) from Moody’s 5

Consistent, Profitable Growth 6 Premium See Notice About This Presentation ($ in millions) CAGR (2009-2014) GWP: 3.2% NWP: 3.0% $1,600 $1,900 $2,200 $2,500 $2,800 $3,100 2009 2010 2011 2012 2013 2014 Gross Written Net Written

Underwriting Focus 7 Underwriting Ratios See Notice About This Presentation 60.8% 67.2% 59.7% 59.1% 57.1% 60.8% 24.7% 24.4% 24.4% 24.8% 25.4% 24.7% 85.5% 91.6% 84.1% 83.9% 82.5% 85.5% 2010 2011 2012 2013 2014 5 year HCC average Loss Ratio Expense Ratio

See Notice About This Presentation Effective Catastrophe Management 8 1 1/1/15 PML excludes reinstatement premium and is based on 1 in 250 year estimates from RMS models and internal PML estimates for lines not modeled in RMS. After-tax Net Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity After-tax Net PML as % of Shareholders’ Equity 0.7% 1.1% 0.9% 2.1% 1.1% 2.0% 1 in 100 1 in 250 CA Earthquake European Wind US Named Wind

New Lines of Business 9 Gross Written Premium See Notice About This Presentation ($ in millions) New lines by year1: 2 2 1 3 3 1 1 2010 includes Property Treaty line, which was entered in December 2009 and began full operation in 2010. Over $1 billion of GWP from new lines since 2010 $75 $145 $195 $230 $271 $166 $0 $60 $120 $180 $240 $300 2010 2011 2012 2013 2014 1Q15

See Notice About This Presentation 10 1Q15 Results

See Notice About This Presentation Earnings Per Share 11 1Q14 actual $1.07 EPS 1Q15 actual $1.17 EPS A new first quarter record

See Notice About This Presentation Combined Ratio 12 86.5% Target: mid-80s Note: Results are first quarter 2015.

See Notice About This Presentation Expense Ratio Low expense ratio = competitive advantage 13 25.7% Note: Results are first quarter 2015.

See Notice About This Presentation Operating Return on Equity1 14 9.9% First Quarter 2015 10.7% Trailing Four Quarters2 Target: 10% above 90-day T-bill 1 Operating return on equity is a non-GAAP financial measure. See GAAP reconciliation on slide 34. 2 Calculated from results for twelve months ended 3/31/15.

See Notice About This Presentation 15 Segment Results

Underwriting Segment Overview ($ in millions) 16 See Notice About This Presentation Gross Written Premium Net Earned Premium Combined Ratio 1Q14 Total: $747 1Q15 Total: $826 1Q14 Total: $563 1Q15 Total: $601 1Q14 Total: 83.4% 1Q15 Total: 86.5% Segment Pretax Earnings 1Q14 Total: $101 1Q15 Total: $90 Note: Totals for GWP and NEP include Exited Lines. $0 $90 $180 $270 $360 $450 NA P&C A&H Intl 1Q14 1Q15 $0 $90 $180 $270 $360 $450 NA P&C A&H Intl 1Q14 1Q15 $0 $15 $30 $45 $60 $75 NA P&C A&H Intl 1Q14 1Q15 60% 70% 80% 90% 100% 110% NA P&C A&H Intl 1Q14 1Q15

See Notice About This Presentation North America Property & Casualty ($ in millions) 17 Note: Results are first quarter 2015. 88.3% combined ratio 21% GWP growth driven by ProAg acquisition ProAg business is expected to break even in 2015 and be accretive to earnings in 2016 Continued focus on maintaining or improving margins in a competitive environment Premium CAGR (2011-2014) GWP: 2.0% NWP: (2.7%) Growth YOY GWP: 21.2% NWP: 34.5% Underwriting Ratios $0 $300 $600 $900 $1,200 $1,500 2012 2013 2014 1Q14 1Q15 Gross Written Net Written 55.4% 47.0% 46.3% 51.4% 55.6% 29.3% 29.5% 29.3% 28.6% 32.7% 84.7% 76.5% 75.6% 80.0% 88.3% 0% 20% 40% 60% 80% 100% 2012 2013 2014 1Q14 1Q15 Loss Ratio Expense Ratio

See Notice About This Presentation Accident & Health ($ in millions) 18 88.6% combined ratio – consistent with prior year 10% GWP growth 10% earnings growth Strong growth, retention and risk selection for Medical Stop-loss Continued strong growth in Short-term Medical Note: Results are first quarter 2015. Premium CAGR (2011-2014) GWP: 9.7% NWP: 9.5% Growth YOY GWP: 10.3% NWP: 9.0% Underwriting Ratios $0 $300 $600 $900 $1,200 $1,500 2012 2013 2014 1Q14 1Q15 Gross Written Net Written 72.9% 72.0% 71.9% 73.6% 73.4% 14.0% 14.1% 14.9% 14.9% 15.2% 86.9% 86.1% 86.8% 88.5% 88.6% 0% 20% 40% 60% 80% 100% 2012 2013 2014 1Q14 1Q15 Loss Ratio Expense Ratio

See Notice About This Presentation International ($ in millions) 19 79.8% combined ratio – consistent with prior year 6% earnings growth Expense ratio improvement, partially due to stronger U.S. dollar Market remains competitive, especially in Energy and Property Treaty Note: Results are first quarter 2015. Premium CAGR (2011-2014) GWP: 4.0% NWP: 4.4% Growth YOY GWP: (2.5%) NWP: (1.8%) Underwriting Ratios $0 $200 $400 $600 $800 $1,000 2012 2013 2014 1Q14 1Q15 Gross Written Net Written 42.3% 54.1% 46.6% 43.7% 45.1% 32.8% 35.5% 38.6% 36.1% 34.7% 75.1% 89.6% 85.2% 79.8% 79.8% 0% 20% 40% 60% 80% 100% 2012 2013 2014 1Q14 1Q15 Loss Ratio Expense Ratio

See Notice About This Presentation 20 Investments

See Notice About This Presentation Investments 21 High quality portfolio with average rating of “AA” Investment leverage of 2x Buy and hold strategy with ample liquidity to fund liabilities Equity allocation of 5% at quarter-end Realized gains of $13 million in 1Q15 Fixed Maturity Securities $6,452 Equity Securities 335 Short-term Investments 325 Total Investments $7,112 ($ in millions) Note: Results as of 3/31/15.

See Notice About This Presentation Investment Portfolio 22 Average Rating AA Average Duration 4.7 years Average Life 8.0 years Average Yield 3.3% Average Tax Equivalent Yield 4.1% Fixed Maturity Securities Asset Allocation Dividend Yield 3.8% Beta 0.9 Equity Securities Note: Results as of 3/31/15. 47% 19% 16% 5% 5% 5% 2% 1% Munis MBS Corporate ABS Equity Short-Term Foreign Gov't U.S. Gov't

See Notice About This Presentation 23 Capital Management

See Notice About This Presentation 2015 Capital Management Initiatives Target returning 100% of net earnings through dividends and share repurchases in any given year First Quarter Declared regular cash dividend of $0.295 per share 76th consecutive quarterly cash dividend Year to Date 2015 Share repurchases of 1.2 million shares, or $70 million, at an average price of $56.04 per share Capital return of $98 million through dividends and share repurchases 24 Note: Results as of 5/20/15.

See Notice About This Presentation 25 Crop Insurance Acquisition

See Notice About This Presentation ProAg Summary Acquired Producers Ag Insurance Group, Inc. (ProAg) from CUNA Mutual Group for $102 million effective January 1, 2015 Licensed provider of the U.S. Department of Agriculture’s (USDA) Multi-Peril Crop Insurance (MPCI) program and offers a full suite of crop hail / named peril products 7th largest writer of MPCI (5.1% market share)1 with a national platform Approximately 500 full-time and part-time employees supporting operations in over 40 states with 7 regional offices 26 1 Source: USDA’s Risk Management Agency 2014 reinsurance year data as of November 2014. Description MPCI Market Share by Gross Written Premium1 9.3% 3.8% 3.8% 3.9% 5.1% 5.3% 8.0% 8.5% 13.3% 19.1% 19.9% All Others ADM John Deere Farmers Mutual ProAg GuideOne ARMtech Great American NAU Country Rural Community Rain and Hail

See Notice About This Presentation ProAg Product Mix 27 Product Mix MPCI Crop Mix 2014 Gross Earned Premium: $565M 2014 RY Gross Written Premium: $511M Corn 26% Soybeans 16% Cotton 13% Wheat 11% PRF 7% Other 27% MPCI 90% Crop Hail / Named Peril 10%

See Notice About This Presentation Crop Insurance – Benefits and Objectives 28 Future Objectives Benefits to HCC Excellent platform with an experienced management team Specialty line of business Historical profitability Lack of correlation with HCC’s existing lines Modest capital requirement Limited downside risk Expected to be accretive to earnings beginning in 2016 Grow business organically and through additional acquisitions

See Notice About This Presentation 29 Peer Comparison

30 Total Value Creation – 10 Years See Notice About This Presentation Source: Dowling & Partners; data through 12/31/14. Note: Total Value Creation is growth in tangible book value per share including dividends. 1.7% 1.8% 4.8% 6.2% 6.8% 9.5% 9.7% 9.8% 10.1% 10.7% 10.8% 11.4% 11.8% 11.9% 11.9% 12.1% 12.1% 12.6% 13.8% 13.8% 13.9% 14.1% 15.4% 15.9% XL Group Hartford CNA Financial Baldwin & Lyons White Mountains Aspen Ins Alleghany Endurance Argo Group Everest Re Navigators Group Allied World AXIS RLI Corp American Financial Markel PartnerRe Chubb W.R. Berkley ProAssurance The Travelers ACE HCC Insurance Arch 10 YEAR TOTAL VALUE CREATION CAGR ( 2004 - 2014)

See Notice About This Presentation Outperformance with Low Volatility – 10 Years 31 Source: Dowling & Partners; data through 12/31/14. PRA RLI HCC CB AWH Y AFG AXS WTM ACGL ACE WRB TRV PRE ENH AHL MKL NAVG HIG RE XL CNA AGII BWINB 10 Year Avg. C. Ratio Standard Deviation in C. Ratio 10 YEAR (2004 - 2014) AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO 5th Quintile (Highest ) 3rd Quintile 2nd Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 5th Quintile (Highest) 1st Quintile (Lowest ) 4th Quintile 4th Quintile

10.1 point difference versus peers over last year 11.1 point difference versus peers over last three years 10.6 point difference versus peers over last five years See Notice About This Presentation Combined Ratio – HCC versus Peer Group 32 1 Year 3 Year2 5 Year2 1 Calculated by HCC using 12/31/14 and prior SEC filings for peer companies. Peers reflects average for peer companies. 2 Reflects average for three-year and five-year results. 1 1 1 82.5% 92.6% 83.5% 94.6% 85.5% 96.1% HCC Peers HCC Peers HCC Peers

See Notice About This Presentation HCC’s Value Proposition Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of profitable growth and strong underwriting performance Lowest expense ratio amongst industry peers High quality investment portfolio Disciplined capital management Strong risk management practices Broadly experienced team 33

Reconciliation of Non-GAAP Financial Measure to GAAP

***NON-GAAP FINANCIAL MEASURE:** Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders' equity excluding accumulated other comprehensive income. Management believes annualized operating return on equity is a useful measure for understanding the Company's profitability relative to shareholders' equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.*

(In thousands)

	Three months ended March 31, 2015	Twelve months ended March 31, 2015
Numerator:		
GAAP net earnings	$112,917	$463,349
Exclude:		
Net realized investment gain*	8,571	38,552
Foreign currency benefit*	11,687	29,302
Total items excluded from operating earnings	20,258	67,854
Operating earnings	$92,659	$395,495
Denominator:		
GAAP equity - beginning of period	$3,903,351	$3,782,113
Exclude - Accumulated other comprehensive income	175,014	162,221
Beginning equity, as adjusted	$3,728,337	$3,619,892
GAAP equity - end of period	$3,933,427	$3,933,427
Exclude - Accumulated other comprehensive income	172,262	172,262
Ending equity, as adjusted	$3,761,165	$3,761,165
Average equity, as adjusted	$3,744,751	$3,690,529
Annualized operating return on equity	9.9%	10.7%

*Net of tax, calculated using 35% statutory tax rate.

HCC

See Notice About This Presentation

34

See Notice About This Presentation 35